INTERCREDITOR AGREEMENT

     This INTERCREDITOR AGREEMENT ("AGREEMENT") made as of October 4, 2000 by and among Mark I. Dyne, an individual ("JUNIOR LENDER"), Sanwa Bank California ("SENIOR LENDER"), Tag-It Pacific, Inc. (" PACIFIC"), Tag-It, Inc. ("TAG-IT"), Talon International, Inc. ("TALON") and A.G.S. Stationery, Inc. ("AGS"; Tag-It, Talon and AGS are collectively referred to herein as the "Borrowers").


                             PRELIMINARY STATEMENTS:


     A. The Borrowers are parties to a Credit Agreement, dated as of September 30, 2000 (the "SENIOR LOAN AGREEMENT"), pursuant to which Senior Lender made a revolving credit line available (the "SENIOR LOAN") to the Borrowers in the maximum principal amount of $9,400,000.00. Borrowers have each entered into Security Agreements in favor of the Senior Lender, dated as of September 30, 2000 (the "SENIOR SECURITY AGREEMENTS"), granting Senior Lender a security interest in the Collateral (as such term is defined in the Senior Security Agreements) to secure Borrowers' obligations under the Senior Loan Agreement. In addition, Tag-It has executed in favor of Senior Lender a Promissory Note, dated October 11, 2000, in the principal amount of $556,435.79 (the "SENIOR NOTE"). The Senior Security Agreement executed by Tag-It also secures the obligations of Tag-It under the Senior Note.

     B. Pacific has entered into a Pledge Agreement (the "SENIOR PLEDGE AGREEMENT") in favor of the Senior Lender, dated as of September 30, 2000, pledging to Senior Lender all of the shares of stock owned by Pacific in Tag-It, Talon and ASG to secure a Guaranty, dated as of September 30, 2000 (the "SENIOR GUARANTY"), in favor of Senior Lender. The Guaranty guarantees all the obligations under the Senor Loan Agreement. The Senior Note, the Senior Loan Agreement, the Senior Security Agreements, the Senior Pledge Agreement and the Senior Guaranty are hereinafter referred to as the "SENIOR LOAN DOCUMENTS".

     C. Junior Lender has agreed to lend to Pacific the principal amount of $500,000 (the "JUNIOR Loan"). The Junior Loan is evidenced by a Convertible Secured Subordinated Promissory Note dated October 4, 2000 in the face principal amount of $500,000 (the "JUNIOR NOTE") and is secured by a certain Security Agreement dated as of October 4, 2000 in favor of Junior Lender (the "JUNIOR PACIFIC SECURITY AGREEMENT"). In addition, each Borrower has executed a Guaranty, dated as October 4, 2000 (the "JUNIOR GUARANTEES"), in favor of Junior Lender guaranteeing the obligations of Pacific under the Junior Note and each Borrower has executed a Security Agreement, dated as of October 4, 2000 (these Security Agreements and the Junior Pacific Security Agreement are referred to collectively as the "JUNIOR SECURITY AGREEMENTS"), in favor of Junior Lender granting Junior Lender a security interest in each Borrower's assets as security for its obligations under the Junior Guarantees. The Junior Loan, the Junior Note, the Junior Guarantees and the Junior Security Agreements are hereinafter referred to as the "JUNIOR LOAN DOCUMENTS".


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     D. Senior Lender, as a condition to consenting to the making of the Junior
Loan and the execution of the Junior Loan Documents, has required that Junior Lender and Borrower enter into this Agreement.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. PRIORITIES. (a) The Junior Loan and the Junior Loan Documents and all advances made thereunder are hereby, and shall continue to be, subject and subordinate in lien and in payment to the Senior Loan, the Senior Note and the Senior Loan Documents, including any extensions, replacements, modifications, substitutions, amendments and renewals of any thereof, whether for principal, interest, fees, expenses or otherwise, and all advances made thereunder without regard to the application of such advances, together with all interest, prepayment premiums and all other sums due under the Senior Loan Agreement and the Senior Note; provided the Junior Lender may receive from Pacific payments of interest pursuant to the terms of the Junior Note. All of the terms, covenants and conditions of the Junior Loan Documents are hereby, and shall continue to be, subordinate and inferior to all of the terms, covenants and conditions of the Senior Loan Documents.

     (b) The priorities set forth in this Agreement are applicable irrespective of the manner or order of creation, attachment or perfection of any of such liens or security interests or any priority that might otherwise be available to the Senior Lender or the Junior Lender pursuant to contract or under applicable law and notwithstanding any representation or warranty of the Borrowers to the contrary in the Senior Loan Documents or the Junior Loan Documents or any other representation or warranty of the Borrowers with respect to the Collateral.

     SECTION 2. EXERCISE OF REMEDIES. (a) Until the date on which all obligations of the Borrowers and Pacific now or hereafter existing under the Senior Loan Documents, whether such obligations are for principal, interest, fees, indemnities, expenses or otherwise (such obligations being the "OBLIGATIONS"), shall have been paid in full, the Senior Lender, in its sole discretion and to the exclusion of the Junior Lender, shall have, whether or not any Event of Default under the Senior Loan Agreement, the Senior Note or any other Senior Loan Document shall have occurred and be continuing, the sole and exclusive (as between the Senior Lender, on the one hand, and the Junior Lender, on the other) right to take all action with respect to the Collateral, including, without limitation, the right to release, with or without consideration, the Collateral from the lien of the Senior Security Agreements, to exercise or direct voting and other consensual rights, to foreclose or forebear from foreclosure in respect of the Collateral and to accept the Collateral in full or partial satisfaction of any Obligation.

     (b) The Junior Lender shall not ask, demand, sue for or otherwise exercise any right or remedy in respect of the Junior Guarantees, the Junior Security Agreements or any other Junior Loan Document, or take or receive from Pacific or the Borrowers, directly or indirectly, in cash or other property or by set-off or in any other manner, whether pursuant to any judicial or non-judicial enforcement, collection, execution, levy or foreclosure proceedings or otherwise, including by deed in lieu of foreclosure, any payment of all or any of the Junior Loan or the Junior Guarantees, the Collateral or any part thereof or interest therein, in each case until the date on which all Obligations shall have been paid in full, EXCEPT the payment of interest as is provided for under the Junior Note. Without limiting the generality of the foregoing, the Junior Lender shall not, until such time, exercise or assert any right to exercise any voting rights in respect of Collateral, exercise


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any power of attorney in respect of the Collateral or otherwise assert any claim, right or remedy in respect of the Junior Guarantees, the Junior Security Agreements or any other Junior Loan Document, except as specifically permitted by this Agreement. Until the date on which all Obligations shall have been paid in full, the Junior Lender's only right under the Junior Guarantees, the Junior Security Agreements or any other Junior Loan Document is for the obligations under the Junior Note to be guaranteed and secured to the extent provided for in the Junior Guarantees, the Junior Security Agreements or any other Junior Loan Document and, after payment in full of the Obligations, to receive the Collateral or any remainder of the proceeds, if any, of the Collateral to the extent and at the time provided in Section 9 of this Agreement.

     (c) Until the date on which all Obligations shall have been paid in full, the Junior Lender shall not commence, or join with any creditor other than the Senior Lender in commencing, any enforcement, collection, execution, levy or foreclosure proceeding with respect to the Collateral, whether pursuant to the Junior Security Agreements, any other Junior Loan Document or otherwise.

     (d) The Junior Lender shall not contest, or bring (or join in) any action or proceeding for the purpose of contesting, the validity, perfection or priority of, or seeking to avoid, this Agreement or any rights of the Senior Lender in or with respect to the Collateral or the validity or reasonableness of any action or failure to act in respect of the Collateral by the Senior Lender, including, without limitation, the timing, method or manner of (i) any consent to disposition by the Borrowers or any subsidiary of the Borrowers of the Collateral or (ii) disposing of or liquidating the Collateral, the terms, including the price and percentage of consideration received in cash, of any such disposition or liquidation or any failure to dispose of or liquidate the Collateral, including any acceptance of the Collateral by the Senior Lender in full or partial satisfaction of the Obligations.

     SECTION 3. RIGHTS OF SUBROGATION. The Junior Lender agrees that no payment or distribution to the Senior Lenders pursuant to the provisions of this Agreement shall entitle the Junior Lender to exercise any rights of subrogation in respect thereof until the date on which all Obligations shall have been paid in full.

     SECTION 4. FURTHER ASSURANCES. The Junior Lender will, at the expense of the Borrowers, at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the Senior Lender may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Lender to exercise and enforce its rights and remedies hereunder.

     SECTION 5. NO CHANGE IN THE JUNIOR SECURITY AGREEMENT. Prior to the payment in full of the Obligations, if the Junior Lender wishes to sell, assign, pledge, encumber or otherwise dispose of any of its rights in the Collateral or under the Junior Loan Documents to any third party, Junior Lender may do so provided Junior Lender obtains from the third party an acknowledgement of the terms of this Agreement and an agreement, satisfactory to Senior Lender, to be bound by the terms of this Agreement. Junior Lender may amend or otherwise modify the obligations of Pacific or the Borrowers under the Junior Loan Documents without the prior written consent of the Senior Lender provided such amendment or modification does not affect the rights and remedies of the Senior Lender under the terms of the Senior Loan Documents or hereunder. Junior Lender, Pacific and the Borrowers agree not to enter into any other security agreement, pledge agreement or similar agreement pursuant to which Junior Lender is granted a lien against or security interest in any of


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Pacific's or the Borrowers' assets unless such lien or security interest is expressly made subordinate to the liens and security interests of Senior Lender and subject to the other terms of this Agreement.

     SECTION 6. WAIVER OF MARSHALLING AND SIMILAR RIGHTS. The Junior Lender waives, to the fullest extent permitted by applicable law, any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a creditor or secured creditor may have under applicable law.

     SECTION 7. This Agreement shall continue to be effective or be reinstated, as case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Senior Lender upon the insolvency, bankruptcy or reorganization of Pacific or any Borrower, or otherwise, all as though such payment had not been made.

     SECTION 8. OBLIGATIONS UNIMPAIRED/ NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall impair as between Pacific and each Borrower on the one hand, and the Senior Lender on the other, the Obligations. Except as specifically provided for herein, this Agreement is not intended to nor shall it be deemed to impair any rights, obligations, remedies or duties as between Pacific and each Borrower on the one hand, and the Junior Lender on the other hand. No person or entity, other than the Senior Lender and its successors and assigns, including any other creditor of Pacific or the Borrowers, shall be entitled to claim the benefits of this Agreement.

     SECTION 9. DELIVERY OF THE COLLATERAL; UPON DISCHARGE OF OBLIGATIONS. (a) All certificates or instruments representing or evidencing the Collateral shall be held by the Senior Lender until the date on which all Obligations shall have been paid in full. Any portion of the Collateral that is received by the Junior Lender contrary to the provisions of this Agreement shall be received in trust for the benefit of the Senior Lender, shall be segregated from other funds and property held by the Junior Lender and shall forthwith be delivered over to the Senior Lender in the form so received to be held by the Senior Lender in accordance with the terms of the Senior Security Agreements.

     (b) Upon the date on which all Obligations shall have been paid in full, the Senior Lender shall promptly deliver to the Junior Lender the Collateral then held or thereafter received by it.

     SECTION 10. AMENDMENTS, ETC. No amendment of this Agreement shall be effective unless in writing, signed by the parties hereto. No waiver of any provision of this Agreement nor consent to any departure by the Junior Lender therefrom shall in any event be effective unless the same shall be in writing and signed by the Senior Lender, and then such waiver or consent shall be effective only in the specific instance and for specific purpose for which given.

     SECTION 11. NO LIABILITY OF THE AGENT. This Agreement shall not create an agency relationship between the Senior Lender and the Junior Lender. The Senior Lender, its officers, directors, employees and agents shall not be responsible, directly or indirectly, to the Junior Lender for any action taken or omitted by the Senior Lender hereunder, or otherwise, nor shall they be liable or responsible for any loss, cost or expense suffered or incurred by the Junior Lender, other than any such loss, cost or expense caused by the gross negligence or willful misconduct of the Senior Lender, its officers, directors, employees or agents. Without limiting the generality of the


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foregoing, the Senior Lender, its officers, directors, employees and agents make no representation or warranty and shall not be deemed to have made any representation or warranty:

     (a) as to the accuracy, validity, legality or enforceability of this Agreement or the Senior Loan Documents or any report, certificate, instrument or agreement delivered pursuant hereto or thereto; or

     (b) as to the validity, sufficiency, perfection or value of the Collateral.

     SECTION 12. ADDRESSES FOR NOTICES. All demands, notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Junior Lender, mailed or telegraphed or delivered to it, addressed to it at its address at 6355 Topanga Canyon, Suite 120 Woodland Hills, CA 91367, and if to the Senior Lender, mailed or telegraphed or delivered to it, addressed to it at its address at _______________________, and if to Pacific and the Borrowers mailed or telegraphed or delivered to it, addressed to it at its address at Tag-It Pacific, Inc., 3820 S. Hill Street, Los Angeles CA 90037, attn: Ronda Sallmen, Chief Financial Office, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such demands, notices and other communications shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, as the case may be, addressed as aforesaid.

     SECTION 13. NO WAIVER; REMEDIES. No failure on the part of the Senior Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 14. CONTINUING AGREEMENT; ASSIGNMENTS OF OBLIGATIONS. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the date on which all Obligations shall have been paid in full,
(ii) be binding upon the Junior Lender, Pacific and the Borrowers and their respective successors and assigns and (iii) inure to the benefit of and be enforceable by the Senior Lender and its successors, transferees and assigns

     SECTION 15. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Any legal action, suit or proceeding against Junior Lender, Pacific, the Borrowers and/or Senior Lender arising out of or relating to this Agreement shall be initiated in a federal court located in the City and County of Los Angeles, State of California (or if there shall not be federal jurisdiction in such court, a state court located within the City and County of Los Angeles, State of California) and, by execution and delivery of this Agreement, each of Junior Lender, Pacific, the Borrowers and Senior Lender irrevocably accepts the exclusive jurisdiction of the aforementioned courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

     SECTION 16. SEVERABILITY. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.


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     SECTION 17. AGREEMENT WITH RESPECT TO CONVERSION OF THE JUNIOR NOTE.
Nothing herein shall affect or be deemed to affect the right of the Junior Lender to exercise at any time its rights of conversion contained in Section 2 of the Junior Note.

     IN WITNESS WHEREOF, the Senior Lender, the Junior Lender, Pacific and the Borrowers have caused this Intercreditor Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          SANWA BANK CALIFORNIA


                                          By  /S/ D. THOMAS HERMAN
                                             ----------------------------------
                                              Title:  Vice President


                                                 /S/ MARK I. DYNE
                                          -------------------------------------
                                                   MARK I. DYNE


                                          TAG-IT PACIFIC, INC.


                                          By  /S/ RONDA SALLMEN
                                              ---------------------------------
                                              Title:  CFO


                                          TAG-IT, INC.


                                          By  /S/ RONDA SALLMEN
                                              ---------------------------------
                                              Title:  CFO



                                          TALON INTERNATIONAL, INC.


                                          By  /S/ RONDA SALLMEN
                                              ---------------------------------
                                              Title:  CFO


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                                          A.S.G. STATIONERY, INC.


                                          By  /S/ RONDA SALLMEN
                                              ---------------------------------
                                              Title:  CFO